                                                                      Exhibit 99

press release
                                                    Sierra Health Services, Inc.
                                                           2724 North Tenaya Way
                                                         Las Vegas, Nevada 89128
                                                                  (702) 242-7000

FOR IMMEDIATE RELEASE

CONTACTS:  Peter O'Neill                            Paul Palmer
           VP, Public & Investor Relations      SVP, Chief Financial Officer
           (702) 242-7156                           (702) 242-7112

               SIERRA HEALTH SERVICES COMPLETES SENIOR CONVERTIBLE
                               DEBENTURE OFFERING

     Las Vegas, March 14, 2003 - Sierra Health Services,  Inc.  (NYSE:SIE) today announced  that it completed  its offering of $115 million  aggregate  principal amount of its 2 1/4% senior convertible  debentures due 2023, which includes $15 million  aggregate  principal amount of debentures  issued pursuant to an option granted to the initial  purchasers.  The sale of $100 million of debentures  was completed  on  March  3,  2003 and the sale of the  additional  $15  million  of debentures was completed on March 14, 2003.

     The debentures are convertible,  at the option of the holders,  into shares of Sierra Health  Services,  Inc.  common stock at a conversion  price of $18.29
(which  represents  a  conversion  premium of 47.5% over the  February  25, 2003 closing price of $12.40),  upon certain  conditions  including the sale price of
Sierra's common stock exceeding 120% of the conversion price at specified times.
The  debentures  are  puttable  to Sierra for cash or Sierra  common  stock,  at
Sierra's election, on March 15 in 2008, 2013 and 2018 and upon certain corporate events. The debentures can be called for cash beginning on March 20, 2008.

     The  debentures  have  not  been  and  will  not be  registered  under  the
Securities Act or any state  securities laws and unless so registered may not be offered or sold in the United States except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act of 1933 and  applicable  state  securities  laws.  This press  release shall not constitute  an offer to sell or the  solicitation  of an offer to buy, nor shall there  be any  sale  for the  debentures  in any  state  in  which  such  offer, solicitation or sale would be unlawful prior to  registration  or  qualification under the securities laws of such state.

     Sierra Health Services,  Inc., based in Las Vegas, is a diversified  health care services company that operates health maintenance organizations,  indemnity and workers' compensation insurers, military health programs, preferred provider organizations and multi-specialty  medical groups.  Sierra's  subsidiaries serve over 1.2 million people  through health benefit plans for employers,  government programs and individuals.

                                   ---more---

Sierra Completes Senior Convertible Debenture Offering   p.2/2/2/2/2

     Statements  in  this  news  release  that  are  not  historical  facts  are
forward-looking   and  based  on  management's   projections,   assumptions  and
estimates;  actual results may vary materially.  Forward-looking  statements are subject to certain  risks and  uncertainties,  which include but are not limited to: 1)  potential  adverse  changes in  government  regulations,  contracts  and programs,  including TRICARE,  Medicare,  Medicaid and legislative  proposals to eliminate  or  reduce  ERISA  pre-emption  of state  laws  that  would  increase potential  managed care  litigation  exposure;  2)  competitive  forces that may affect pricing,  enrollment and benefit levels; 3) unpredictable  medical costs, malpractice  exposure,  reinsurance  costs and inflation;  4) impact of economic conditions;  5) changes in healthcare and workers' compensation reserves; 6) our failure to win the  competitive  procurement  for the North Region  TRICARE Next
Generation  contract;  and 7) the amount of actual  proceeds  realized  upon the final  disposition  of the  workers'  compensation  insurance  operation  or the inability to dispose of such  business.  Further  factors  concerning  financial risks and  results  may be found in  documents  filed  with the  Securities  and
Exchange Commission and which are incorporated herein by reference.

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